File No. 2-11236

                         As filed on October 30, ^ 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                             ---


         Pre-Effective Amendment No.
                                                                             ---
         Post-Effective Amendment No.   ^ 73                                   X
                                                                             ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                             ---
         Amendment No.    ^ 21                                                 X
                      -------------                                          ---

                          INVESCO GROWTH ^ FUNDS, INC.
                      (formerly, INVESCO Growth Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (303) 930-6300

                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                                 114 W. 47th St.
                            New York, New York 10036
                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b) on _______________, pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(i)

 X       on January 1, ^ 1999, pursuant to paragraph (a)(i)
         75 days after filing pursuant  to  paragraph  (a)(ii)
         on  _________________,   pursuant  to paragraph (a)(ii) of rule 485


If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, ^ 1998, will be filed on or about ^ November 24, ^ 1998.

                                    Page 1 of 449
                        Exhibit index is located at page 91

                       INVESCO BLUE CHIP GROWTH FUND, INC.

                         -------------------------------

                              CROSS-REFERENCE SHEET


Form N-1A
Item                               Caption
---------                          -------

Part A                             Prospectus

     1.......................      Cover Page

     2.......................      Annual Fund Expenses;
                                   Essential Information

     3.......................      Financial Highlights; Fund
                                   Price and Performance

     4.......................      Investment Objective and
                                   Strategy; Investment Policies
                                   and Risks; The Fund and Its
                                   Management

     5.......................      The Fund and Its Management

     5A......................      Not Applicable

     6.......................      Fund Services;Taxes, Dividends
                                   and Other Distributions;
                                   Additional Information

     7.......................      How To Buy Shares; Fund Price

                                   ^ And Performance; Fund
                                   Services; The Fund ^ And Its

                                   Management

     8.......................      Fund Services; How to Sell
                                   Shares

     9.......................      Not Applicable

Part B                             Statement of Additional
                                   Information

     10.......................     Cover Page

     11.......................     Table of Contents

Form N-1A
Item                               Caption
---------                          -------

     12.......................     The Fund ^ And Its Management

     13.......................     Investment Policies ^ And
                                   Restrictions

     14.......................     The Fund ^ And Its Management

     15.......................     The Fund ^ And Its Management;
                                   Additional Information

     16.......................     The Fund ^ And Its Management;
                                   Additional Information

     17.......................     Investment Practices;
                                   Investment Policies and
                                   Restrictions


     18.......................     Additional Information


     19.......................     How Shares Can Be Purchased;
                                   How Shares Are Valued;
                                   Services Provided by the Fund;
                                   Tax-Deferred Retirement Plans;
                                   How ^ To Redeem Shares

     20.......................     Dividends, Other
                                   Distributions, ^ And Taxes


     21.......................     How Shares Can Be Purchased

     22.......................     Performance Data

     23.......................     Additional Information

Part C                             Other Information

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
January 1, ^ 1999

                         INVESCO BLUE CHIP GROWTH FUND^

     INVESCO Blue Chip Growth Fund^ (the "Fund") is actively managed to seek long-term capital growth, with the secondary goal of current income. Most of its investments are in U.S. common stocks, but the Fund has the flexibility to invest in other types of securities.

     The Fund is a series of INVESCO Growth Funds, Inc. (the "Company"), a no-load mutual fund. The Company may offer additional funds in the future.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated January 1, ^ 1999, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ^, NOR HAS THE SECURITIES AND EXCHANGE ^ COMMISSION PASSED
UPON THE  ACCURACY OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE
CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS                                                           Page

ESSENTIAL INFORMATION..........................................................6

ANNUAL FUND EXPENSES...........................................................7

FINANCIAL HIGHLIGHTS...........................................................9

INVESTMENT OBJECTIVE AND STRATEGY.............................................11

INVESTMENT POLICIES AND RISKS.................................................11


THE FUND AND ITS MANAGEMENT.................................................^ 16

FUND PRICE AND PERFORMANCE..................................................^ 19

HOW TO BUY SHARES...........................................................^ 19

FUND SERVICES...............................................................^ 25

HOW TO SELL SHARES..........................................................^ 25

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS....................................^ 28

ADDITIONAL INFORMATION......................................................^ 29

ESSENTIAL INFORMATION


     Investment Objective And Strategy: ^ The Fund seeks long-term capital growth with a secondary goal of current income. It invests primarily in U.S. common stocks. The Fund may also invest in other securities, such as corporate bonds and preferred stocks. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy^" and "Investment Policies And Risks."


     The Fund is Designed For: Investors seeking a combination of capital growth plus current income. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various individual retirement accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time Horizon: Because the value of its holdings varies, the Fund's price per share will fluctuate. Investors should consider this a medium- to long-term investment.


     Risks: The Fund's investments in fixed-income securities are subject to credit risk and market risk. Its returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. ^ The Fund may experience rapid portfolio turnover, which may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for the portion of your savings dedicated to preservation of capital or current income over the short term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Organization and Management: The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. (" ^ INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. ^ INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of ^ INVESCO, is the Fund's distributor.


     The Fund's  investments  are  selected by two INVESCO  portfolio  managers:
INVESCO Senior Vice President Timothy J. Miller and portfolio manager Trent E. May.


     ^ INVESCO ^ and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that ^ managed approximately ^ $241 billion of assets as of September 30, 1998. AMVESCAP PLC is based in London, with money managers located in Europe, North America, South America and the Far East.

This Fund offers all of the following services at no charge:
Telephone purchases
Telephone   exchanges
Telephone   redemptions
Automatic    reinvestment   of distributions  Regular  investment plans, such as
EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES

     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

     Like any company, the Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. We calculate annual operating expenses as a percentage of the Fund's average annual net assets. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                   ^ 0.56%
12b-1 Fees                                                         0.25%
Other Expenses(1)                                                ^ 0.23%
Total Fund Operating Expenses(1)                                 ^ 1.04%

     (1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian, transfer agent and distribution fees were reduced under expense offset arrangements. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods including and prior to the fiscal year ended August 31, 1995. See "The Fund And Its Management."

Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


         1 Year           3 Years           5 Years           10 Years
         ------           -------           -------           --------
          $11              ^ $33              $58               $128

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE ^ EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund ^ And Its Management" and "How To Buy Shares -- Distribution Expenses."


     Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


     The following information has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the ^ Report of Independent Accountants thereon appearing in the Fund's ^ 1998 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information, both of which are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                                        Year Ended August 31
                                 ---------------------------------------------------------------------------------------------------

                                    1998      1997      1996       1995      1994      1993      1992      1991      1990    1989 ^

PER SHARE DATA
Net Asset Value -

    Beginning of Period            $6.06     $5.44     $5.33      $5.34     $5.28     $4.72     $5.26     $4.37     $4.54   $3.48 ^

                                ----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
    OPERATIONS

Net Investment Income               0.02      0.01      0.03       0.05      0.03      0.04      0.05      0.07      0.10    0.10 ^
Net Gains or (Losses) on

    Securities (Both

    Realized and Unrealized)        0.69      1.39      0.95       0.49      0.11      1.00      0.05      1.28    (0.14)    1.06^

                                 ---------------------------------------------------------------------------------------------------
Total from Investment

    Operations                      0.71      1.40      0.98       0.54      0.14      1.04      0.10      1.35    (0.04)    1.16^

                                 ---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net

    Investment Income+              0.02      0.01      0.03       0.05      0.03      0.04      0.05      0.08      0.11    0.10 ^
Distributions from
    Capital Gains                   1.60      0.77      0.84       0.50      0.05      0.44      0.59      0.38      0.02    0.00 ^

                                 ---------------------------------------------------------------------------------------------------

Total Distributions                 1.62      0.78      0.87       0.55      0.08      0.48      0.64      0.46      0.13    0.10 ^

                                 ---------------------------------------------------------------------------------------------------






Net Asset Value -

    End of Period                   $5.15    $6.06     $5.44     $5.33      $5.34     $5.28     $4.72     $5.26     $4.37   $4.54 ^

                                 ===================================================================================================


TOTAL RETURN                        13.42%   28.14%    20.23%    12.05%      2.52%    22.17%     2.04%    31.16%    (1.01%) 33.70%^


RATIOS
Net Assets - End of

    Period ($000 Omitted)         $747,739 $709,220  $596,726  $501,285  $488,411  $483,957   $408,218  $428,564 $339,927 $383,099 ^
Ratio of Expenses to
    Average Net Assets              1.04%@   1.07%@    1.05%@     1.06%      1.03%     1.04%     1.04%     1.00%     0.78%   0.82%^
Ratio of Net Investment

    Income to Average

    Net Assets                       0.37%    0.22%     0.64%     1.07%      0.47%     0.72%     0.93%     1.52%     2.17%   2.60%^
Portfolio Turnover Rate               153%     286%      207%      111%        63%       77%       77%       69%       86%     90%
^


+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^ INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks long-term capital growth, with a secondary goal of current income. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. Normally, the Fund seeks to achieve this objective by investing primarily in U.S. common stocks (including securities convertible into common stocks). There is no ^ assurance that the Fund's investment objective will be met.


     For the equity holdings, we look for companies that we believe have better-than-average earnings growth potential, as well as companies within industries we believe are well-positioned for the current and expected economic climate.

     In addition to common stocks, the Fund also may hold preferred stocks and investment grade corporate debt obligations. The Fund also may hold cash and cash-equivalent securities as cash reserves. The amount invested in stocks, bonds and cash securities may be varied from time to time depending upon Fund Management's assessment of business, economic and market conditions. For a description of each corporate bond rating category please refer to Appendix A to the Statement of Additional Information.


     The Fund's investment portfolio is actively traded. There are no limitations regarding portfolio turnover for either the equity or fixed income portions of the Fund's portfolio. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held when, in the opinion of ^ INVESCO, investment considerations warrant such action. The Fund's portfolio turnover rate therefore may be higher than other mutual funds with similar objectives. Increased portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

     When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.


INVESTMENT POLICIES AND RISKS


     Investors generally should expect to see ^ the price per share and income levels of the Fund vary with movements in the stock and fixed-income markets, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries; this diversification ^ may help reduce the Fund's ^ exposure to particular investment and market risks, but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

     Debt Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their credit risk as estimated by independent services such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rates: for instance, when interest rates go up, the market value of a bond issued previously generally declines; on the other hand, when interest rates go down, ^ prices of bonds generally increase.

     The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes. This is also true of most unrated debt securities. The Fund seeks to reduce these risks by investing only in investment grade debt securities (those rated BBB or above by S&P and/or Baa or above by Moody's or, if unrated, are judged by Fund Management to be of equivalent quality). These bonds enjoy strong to adequate capacity to pay principal and interest. Securities rated Baa by Moody's are considered to be of medium grade and may have speculative characteristics. Securities rated BBB by S&P are considered to be in the lowest "investment grade" security rating and may have speculative characteristics as well. While ^ INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security.


     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity or corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and


     -^ investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend or interest income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility ^ that the Fund ^ may experience difficulties in pursuing legal remedies and collecting judgments.


     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

     Rule 144A Securities. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities"), if a liquid institutional trading market exists. The Fund's board of directors has delegated to ^ INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and ^ date. The Fund could incur costs or delays in seeking to sell the ^ security, if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of ^ the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.


     Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

     Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

     Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.


     ^ Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, the Fund limits to 25% the portion of its total assets that may be invested in any one industry (other than U.S. government securities). Other fundamental restrictions prohibit the Fund from lending more than 33-1/3% of its total assets to other parties and from borrowing money, except that the Fund may borrow amounts up to 33-1/3% of its total assets for temporary or emergency purposes.


     For a further discussion of risks associated with an investment in the Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.


^


THE FUND AND ITS MANAGEMENT


     The ^ Company is a no-load mutual fund, registered with the Securities and Exchange Commission as ^ an open-end, diversified, management investment company. It was incorporated on July 8, 1935, under the laws of Maryland. On September 29, 1998, the name of the Company was changed to INVESCO Growth Funds, Inc.

     The  ^  Company's  board  of  directors  has   responsibility  for  overall
supervision of the Fund and reviews the services provided by the ^ investment adviser. Under an agreement with the ^ Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment ^ adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

     ^ INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. AMVESCAP PLC had approximately $241 billion in assets under management as of September 30, 1998. INVESCO was established in 1932 and, as of August 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $17.1 billion on behalf of over 899,000 shareholders.

     Prior to February 3, 1998, Institutional Trust Company doing business as INVESCO Trust Company ("ITC") provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund.


     The Fund is managed by two members of the INVESCO Growth Team which is headed by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     Trent E. May ^, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since October 1997 ^(co-portfolio manager since 1996). Mr. May is also the lead portfolio manager of ^ INVESCO VIF-Growth Fund and co-manages INVESCO Small Company Growth Fund and INVESCO VIF-Small Company Growth Fund. Mr. May is also a vice president of INVESCO Funds Group, Inc. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst ^ with Munder Capital Management in Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering^ from the Florida Institute of Technology^.

     Timothy J. Miller, a Chartered Financial Analyst, has been a^ co-portfolio manager ^ of the Fund since 1996^. Mr. Miller is also the lead portfolio manager of INVESCO Dynamics Fund ^ and INVESCO VIF-Dynamics Fund and co-manages INVESCO VIF-Growth Fund, INVESCO Small Company Growth Fund ^ and INVESCO VIF-Small Company Growth Fund. Mr. Miller is also a senior vice president ^ of INVESCO Funds Group, Inc. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors^ from 1979 to 1992. Mr. Miller received an M.B.A. from the University of Missouri-^ St. Louis ^ and a B.S.B.A.^ from St. Louis University.

     ^ INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires ^ INVESCO's personnel to conduct their personal investment activities in a manner that ^ INVESCO believes is not detrimental to the Fund or ^ INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays ^ INVESCO a monthly management fee that is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. For the fiscal year ended August 31, ^ 1998, investment advisory fees paid by the Fund amounted to ^ 0.56% of the Fund's average net assets.

     ^ Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a regulated broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     ^ Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, recordkeeping, and internal sub-accounting services for the Fund. For ^ the fiscal year ended August 31, ^ 1998, the Fund paid INVESCO a fee equal to ^ 0.02% of the Fund's average net assets.

     The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund for the fiscal year ended August 31, ^ 1998, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to ^ 1.04% of the Fund's average net assets.

     ^ INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ INVESCO's evaluation of ^ such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into dealer agreements with ^ INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified ^ brokers and dealers ^ that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if ^ INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

^

FUND PRICE AND PERFORMANCE


     Determining Price. The value of your investment in the Fund ^ may vary daily. The price per share is also known as the Net Asset Value ("NAV"). ^ INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; ^ subtracting liabilities, including accrued expenses; and ^ dividing that dollar amount by the total number of shares outstanding.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and other distributions for ^ the periods cited. Cumulative total return shows the actual rate of return on an investment over the ^ periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the back cover of this Prospectus.


     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Growth Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance-or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


     The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

     ^ INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. ^ INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


                                HOW TO BUY SHARES
================================================================================

Method                     Investment Minimum             Please Remember
--------------------------------------------------------------------------------
By Check
Mail to:                   $1,000 for regular             If your check does
INVESCO Funds              account;                       not clear, you will
Group, Inc.                $250 for an IRA;               be responsible for
P.O. Box 173706            $50 minimum for                any related loss
Denver, CO                 each subsequent                the Fund or ^
80217-3706.                investment.                    INVESCO incurs. If
Or you may send                                           you are already a
your check by                                             shareholder in the
overnight courier                                         INVESCO funds, the
to: 7800 E. Union                                         Fund may seek
Ave.,                                                     reimbursement from
Denver, CO 80237.                                         your existing
                                                          account(s) for any
                                                          loss incurred.

--------------------------------------------------------------------------------
By Telephone or
Wire

Call 1-800-525-8085        $1,000.                        Payment must be
to request your                                           received within 3
purchase. Then send                                       business days, or
your check by                                             the transaction may
overnight courier                                         be ^ canceled. If a
to our street                                             telephone purchase
address:                                                  is ^ canceled due
7800 E. Union Ave.,                                       to nonpayment, you
Denver, CO 80237.                                         will be responsible
Or you may transmit                                       for any related
your payment by                                           loss the Fund or ^
bank wire (call ^                                         INVESCO incurs. If
INVESCO for                                               you are already a
instructions).                                            shareholder in the
                                                          INVESCO funds, the
                                                          Fund may seek
                                                          reimbursement from
                                                          your existing
                                                          account(s) for
                                                          any loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With EasiVest or
Direct Payroll
Purchase

You may enroll on          $50 per month for              Like all regular
the fund                   EasiVest; $50 per              investment plans,
application, or            pay period for                 neither EasiVest
call us for the            Direct Payroll                 nor Direct Payroll
correct form and           Purchase. You may              Purchase ensures a
more details.              start or stop your             profit or protects
Investing the same         regular investment             against loss in a
amount on a monthly        plan at any time,              falling market.
basis allows you to        with two weeks'                Because you'll
buy more shares            notice to ^                    invest continually,
when prices are low        INVESCO.                       regardless of
and fewer shares                                          varying price
when prices are                                           levels, consider
high. This                                                your financial
"dollar-cost                                              ability to keep
averaging" may help                                       buying through low
offset market                                             price levels. And
fluctuations. Over                                        remember that you
a period of time,                                         will lose money if
your average cost                                         you redeem your
per share may be                                          shares when the
less than the                                             market value of all
actual average                                            your shares is less
price per share.                                          than their cost.
--------------------------------------------------------------------------------
By ^ PAL(R)
Your "Personal             $1,000; $250 for an            Be sure to write
Account Line" is           IRA.                           down the
available for                                             confirmation number
subsequent                                                provided by PAL.
purchases and                                             Payment must be
exchanges 24-hours                                        received within 3
a day. Simply call                                        business days, or
1-800-424-8085.                                           the transaction may
                                                          be ^ canceled.  If a
                                                          telephone purchase
                                                          is ^ canceled due to
                                                          nonpayment, you will
                                                          be responsible for
                                                          any related loss the
                                                          Fund or ^ INVESCO
                                                          incurs.  If you are
                                                          already a shareholder
                                                          in the INVEESCO funds,
                                                          the Fund may seek
                                                          reimbursement from
                                                          your existing
                                                          account(s) for any
                                                          loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange

Between this and           $1,000 to open a                See "Exchange
another of the             new account; $50                Policy" below.
INVESCO funds. Call        for written
1-800-525-8085 for         requests to
prospectuses of            purchase additional
other INVESCO              shares for an
funds. You may also        existing account.
establish an               (The exchange
Automatic Monthly          minimum is $250 for
Exchange service           purchases requested
between two INVESCO        by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

================================================================================

     Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

     Please note these policies regarding exchanges of fund shares:

     1.   The fund accounts must be identically registered.

     2. You may make four exchanges out of each fund during each calendar year.

     3. An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


     4. ^ In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to ^ temporarily or permanently terminate the exchange ^ option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and to other shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

     5. Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in ^ policy, except ^ in unusual ^ circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily ^ suspended).

     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities^ and provide certain services approved by the board of directors of the Fund in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and

IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting electronically to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     In addition, other permissible activities and services include advertising, ^ preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Fund and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

     Under the Plan, the Company's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI ^ whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of ^ the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for ^ activities ^ that promote the distribution of any of the mutual funds advised by ^ INVESCO. Subject to review by the Fund's directors^, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution and service related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, ^ provided that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


     Reinvestment of Distributions. Dividends and other distributions are automatically ^ re-invested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).


     Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


     Retirement  Plans And IRAs.  Fund shares may be purchased for IRAs and many
types  of  tax-deferred   retirement  plans.  ^  INVESCO  can  supply  you  with
information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

     Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                               HOW TO SELL SHARES
================================================================================
Method                     Minimum Redemption            Please Remember
--------------------------------------------------------------------------------

By Telephone
Call us toll-free          $250 (or, if less,            These telephone
at 1-800-525-8085.         full liquidation of           redemption
                           the account) for a            privileges may be
                           redemption check;             modified or
                           $1,000 for a wire             terminated in the
                           to bank of record.            future at ^
                           The maximum amount            INVESCO's
                           which may be                  discretion ^.
                           redeemed by
                           telephone is
                           generally $25,000.

--------------------------------------------------------------------------------
In Writing

Mail your request          Any amount. The               If the shares to be
to INVESCO Funds           redemption request            redeemed are
Group, Inc., P.O.          must be signed by             represented by
Box 173706                 all registered ^              stock certificates,
Denver, CO                 account owners.               the certificates
80217-3706. You may        Payment will be               must be sent to ^
also send your             mailed to your                INVESCO.
request by                 address of record
overnight courier          or to a
to 7800 E. Union           pre-designated
Ave., Denver, CO           bank.
80237.

--------------------------------------------------------------------------------
By Exchange

Between this and           $1,000 to open a               See "Exchange
another of the             new account; $50               Policy," page ^ 22.
INVESCO funds. Call        for written
1-800-525-8085 for         requests to
prospectuses of            purchase additional
other INVESCO              shares for an
funds. You may also        existing account.
establish an               (The exchange
Automatic Monthly          minimum is $250 for
Exchange service           exchanges requested
between two INVESCO        by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to         $100 per payment,              You must have at
request the                on a monthly or                least $10,000 total
appropriate form           quarterly basis.               invested with the
and more                   The redemption                 INVESCO funds, with
information at             check may be made              at least $5,000 of
1-800-525-8085.            payable to any                 that total invested
                           party you                      in the fund from
                           designate.                     which withdrawals
                                                          will be made.
--------------------------------------------------------------------------------
Payment To Third
Party

Mail your request          Any amount.                    All registered ^
to INVESCO Funds                                          account owners must
Group, Inc., P.O.                                         sign the request,
Box 173706                                                with a signature
Denver, CO                                                guarantee from an
80217-3706.                                               eligible guarantor
                                                          financial
                                                          institution, such
                                                          as a commercial bank
                                                          or recognized
                                                          national or
                                                          regional securities
                                                          firm.
================================================================================

     While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

     Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS




     Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any^. Distribution of substantially all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its distribution policies and tax status as a regulated investment company.

     Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically ^ re-invested in shares of the Fund or another fund in the INVESCO group.

     Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gain tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held ^ more than 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

     Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital ^ gains on shares held for more than one year will be long-term capital ^ gains, in which event ^ they will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld ^ may be treated as an expense of the Fund.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital ^ gains and other distributions and redemption proceeds. ^ You can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.



     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders on a quarterly basis, at the discretion of the Fund's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in shares of the Fund at the net asset value on the payable date unless otherwise requested.

     Dividends and other distributions are paid to holders of shares on the record date of the distribution, regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION

     Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned.The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of
Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.


     Master/Feeder Option. As a matter of fundamental policy, the Fund may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by ^ INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Fund's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                                                INVESCO GROWTH FUNDS, INC.

                                                INVESCO Blue Chip Growth Fund


                                                A no-load mutual fund seeking
                                                capital appreciation and current
                                                income.

                                                PROSPECTUS

                                                January 1, ^ 1999


INVESCO FUNDS


INVESCO Distributors, ^ Inc.(SM)
Distributor

Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level


In addition, all documents                       You should know what INVESCO
filed by the Company with                        knows. (TM)
the ^ Securities & Exchange
Commission ^ can be located
on a ^ web site ^ maintained                     INVESCO FUNDS
by the Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION


January 1, ^ 1999


                          ^ INVESCO GROWTH FUNDS, INC.
                     ^(formerly, INVESCO GROWTH FUND, INC.)


Address:                                      Mailing Address:

7800 East Union Avenue                        Post Office Box 173706
Denver, Colorado  80237                       Denver, Colorado 80217-3706

                                   Telephone:

                       In Continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------



     INVESCO ^ Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.) (the "Company") is a no-load, open-end, diversified investment company, consisting of one separate portfolio of investments, INVESCO Blue Chip Growth Fund (the "Fund").

     The Fund's investment objective is to seek long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock.

     A Prospectus for the Fund dated January 1, ^ 1999, which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217- 3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Investment Distributor: INVESCO DISTRIBUTORS, INC.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT POLICIES AND RESTRICTIONS..........................................34

THE FUND AND ITS MANAGEMENT...................................................42

HOW SHARES CAN BE PURCHASED...................................................53

HOW SHARES ARE VALUED.........................................................57

FUND PERFORMANCE..............................................................58

SERVICES PROVIDED BY THE FUND.................................................59

TAX-DEFERRED RETIREMENT PLANS.................................................60

HOW TO REDEEM SHARES..........................................................61

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................61

INVESTMENT PRACTICES..........................................................64

ADDITIONAL INFORMATION........................................................67

APPENDIX A....................................................................70

APPENDIX B....................................................................73

INVESTMENT POLICIES AND RESTRICTIONS

     Equity Securities. Equity securities include common stocks, preferred stocks and debt or equity securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (i.e., ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.


     Debt Securities. As discussed in the sections of the Fund's Prospectus entitled "Investment Objective And Strategy" and "Investment Policies And Risks," the debt securities in which the Fund invests generally are subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The ratings given a debt security by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's ^, a division of The McGraw-Hill Companies, Inc. ("S&P") provide a generally useful guide as to such credit risk. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such debt securities, whereas a decline in interest rates will tend to increase their values.

     Restricted/144A Securities. ^ The Fund may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A ^ and the Securities Act of 1933 ^("Rule 144A ^ Securities").


         In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, however, could affect adversely the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.


     Repurchase Agreements. As discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may invest in repurchase agreements with respect to debt instruments eligible for investment by the Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are believed to be creditworthy under standards established by the Fund's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. In addition, the Fund's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer that is a party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent ^, the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While ^ INVESCO acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.

     ^ Securities Lending. As ^ discussed in the section of the Fund's Prospectus entitled "Investment Policies And Risks," the Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the United States government or its agencies, or any ^ combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by the adviser ^(under procedures established by the ^ Fund's board of directors) to be creditworthy and when the amount of interest income to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.


     Futures and Options on Futures. As described in the Fund's Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or the investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, ^ because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

     In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

Forward Foreign Currency Contracts

     The Fund may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Fund will not speculate in forward currency contracts. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Fund does not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser or sub-adviser. The Funds will not enter into forward contracts for a term of more than one year.


     Investment Restrictions. As described in the section of the Fund's Prospectus entitled "Investment Policies ^ And Risks," the Fund operates under certain investment restrictions. ^ For purposes of the Fund's investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

     The following restrictions are fundamental and may not be changed with respect to the Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. Under these restrictions, the Fund ^ may not:


     (1)  issue preference shares or create any funded debt;

     (2) sell short or buy on margin, except for the Fund's purchase or sale of options or futures, or writing, purchasing or selling puts or calls options;

     (3)* borrow money in excess of 5% of the value of its total assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes;

     (4) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (5) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

     (6) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total assets (taken at current value). No more than 10% of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days;

     (7) buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate). This restriction shall not prevent the Fund from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward foreign currency contracts.

     (8) invest in any company for the purpose of exercising control or management;

     (9)  buy other than readily marketable securities;

     (10) engage in the underwriting of any securities;

     (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

     (12) invest more than 25% of the value of the Fund's total assets in one particular industry.

*The Fund has never borrowed money for other than temporary cash flow purposes and has no intention of doing so in the foreseeable future unless unexpected developments make borrowing of money by the Fund under this fundamental investment restriction desirable in order to allow the Fund to meet its obligation (e.g., processing redemptions in a timely manner).

     With respect to investment restriction (9) above, the board of directors has delegated to the Funds' investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and whether or not such securities are subject to restriction (9) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


     In applying restriction (12) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify securities.


     The following non-fundamental investment restrictions have been adopted by the Fund. These investment restrictions may be changed by the directors at their discretion, without shareholder approval:

     (1) The Fund will not enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivatives positions held by the Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund.

     (2) The Fund will not enter into any derivatives positions if the aggregate net amount of the Fund's commitments under outstanding derivatives positions of the Fund would exceed the market value of the total assets of the Fund.

     Under the 1940 Act, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of duties of their office.

THE FUND AND ITS MANAGEMENT


     The ^ Company. The ^ Company was incorporated under the laws of Maryland on January 8, 1935. On December 2, 1994, the Fund's name was changed from "Financial Industrial Fund, Inc." to "INVESCO Growth Fund, Inc." On October 29, 1998, the Company's name was changed from "INVESCO Growth Fund, Inc." to INVESCO Growth Funds, Inc.

     The Investment Adviser. INVESCO Funds Group, Inc^, a Delaware corporation ^("INVESCO"), is employed as the ^ Fund's investment ^ advisor. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO ^ Bond Funds, Inc. (formerly, INVESCO ^ Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Funds, Inc.^, INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVGESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO ^ Treasurer's Series Trust, INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

     ^ The Distributor. INVESCO Distributors, Inc. ("IDI") ^ is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.

     ^ INVESCO ^ and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately ^ $241 billion in assets under management^ as of September 30, 1998. INVESCO was established in 1932, and, as of August 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of over ^ 899,000 shareholders.

     AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide INVESCO products and services in their retirement plan products and services.

     --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts (IRAs) and other retirement plan accounts. These include services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.

     --INVESCO Capital Management,Inc. of Atlanta, Georgia manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of ^ one registered investment ^ company.


     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.


     --INVESCO (NY), Inc., of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life contracts.


     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


     As indicated in the Fund's Prospectus, ^ INVESCO ^ permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO ^ and ^ its North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by ^ INVESCO.

     Investment Advisory Agreement. ^ INVESCO serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by vote cast in person by a majority of the directors of the Company, including a majority of the directors of the Company who are not "interested persons" of the Fund or ^ INVESCO at a meeting called for such purpose. The Agreement was approved by the Fund's shareholders on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the Rules thereunder.


     The Agreement provides that ^ INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with ^ INVESCO). Further, ^ INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and ^ INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. Services provided under the Agreement include but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Fund.

     As full compensation for its advisory services provided to the Fund, ^ INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of: 0.60% on the first $350 million of the average net assets of the Fund; reduced to 0.55% on the next $350 million of the average net assets of the Fund; and further reduced to 0.50% on the Fund's average net assets exceeding $700 million. For the fiscal years ended August 31, 1998, 1997 and 1996, the Fund incurred advisory fees of $4,561,574, $3,922,981 and $3,196,929, respectively. ^

     Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or ^

INVESCO at a meeting called for such purpose. The Administrative Agreement ^ was for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, ^ 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO on sixty
(60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

     The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Fund: ^(a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and ^(b) such sub-accounting, recordkeeping and administrative services and functions, which may be provided by affiliates of ^ INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to ^ INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund. For the fiscal years ended August 31, 1998, 1997^ and 1996 ^, the Fund paid ^ INVESCO administrative services fees in the amount of $131,098 $112,386^ and $92,412 ^, respectively.

     Transfer Agency Agreement. ^ INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 ^ which has been extended by action of the board of directors until May 15, ^ 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that the Fund shall pay to ^ INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence during each month. ^ For the fiscal years ended August 31, 1998, 1997^ and 1996 ^, the Fund paid ^ INVESCO transfer agency fees of $1,160,513, $1,066,438^ and $751,390 ^, respectively.

     Officers and Directors of the ^ Company. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the Fund's general investment policies and programs of the Fund are carried out and that the ^ Fund is properly administered. The officers of the ^ Company, all of whom are officers and employees of^ and are paid by^ INVESCO, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of ^ INVESCO.

     All ^ officers and directors of the ^ Company hold comparable positions with INVESCO ^ Bond Funds, Inc. (formerly, INVESCO ^ Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Funds, Inc.^, INVESCO International
Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVGESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Trust, INVESCO Value Trust and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Fund also serve as trustees of INVESCO Value Trust^ and INVESCO Treasurer's Series Trust. ^ Set forth below is information with respect to each of the ^ Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ ^ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.


     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     ^ VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: ^ 1600 Pierce Street, #1000, ^ Lakewood, Colorado. Born: August 7, 1936.


     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     ^ WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade ^ Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, ^ Independant ^ Women's Forum, International Republic Institute, and the Republican ^ Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     ^ KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

     JOHN W. MCINTYRE,^+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of ^ The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ^ ISI Pharmaceuticals, Inc., Trustee of
INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.


     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel ^(since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C.^ (June 1973 through May
1989). Born: September 25, 1947.


     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO ^(since 1988). Senior Vice President and Treasurer of ^ IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998) Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO ^(since 1995) and of ^ IDI (since 1997) ^. Trust Officer of ^ ITC (1995 to 1998); and formerly (August 1992 to July 1995)^ Vice President of INVESCO ^. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 ^ and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) ^. Formerly, Trust Officer of ^ ITC. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) ^. Formerly, Trust Officer of ^ ITC. Born: February 3, 1948.


     *These directors are "interested persons" of the Fund as defined in the 1940 Act.

     #Member of the audit committee of the ^ Company.

     +Member of the executive committee of the ^ Company. On occasion, the executive committee acts upon the current and ordinary business of the ^ Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of ^ directors in the management of the business of the ^ Company. All decisions are subsequently submitted for ratification by the board of directors.

     @Member of the derivatives committee of the Company.

     @@Member of the soft dollar brokerage committee of the Company.^

     **Member of the management liaison committee of the ^ Company.

     As of October ^ 19, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Fund's outstanding shares.


Director Compensation


     The following table sets forth, for the fiscal year ended August 31, ^ 1998:, the compensation paid by the ^ Company to its independent directors for services rendered in their capacities as directors of the ^ Company, the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the ^ Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI and advised by INVESCO (including the ^ Company), INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1997. As of December 31, ^ 1997, there were 49 funds in the INVESCO Complex. ^



                                                                                                              Total
                                                           Retirement                                     Compensa-
                                                             Benefits               Estimated             tion From
                                      Aggregate            Accrued As                  Annual               INVESCO
                                      Compensa-               Part of                Benefits               Complex
                                      tion From                  Fund                    Upon               Paid To
                                        Fund(1)           Expenses(2)           Retirement(3)          Directors(1)

Fred A.Deering,                        ^ $2,872                $1,808                  $1,160              $113,350
Vice Chairman of
 the Board

Victor L. Andrews                       ^ 2,743                 1,709                   1,343                92,700








Bob R. Baker                            ^ 2,906                 1,526                   1,800                96,050

Lawrence H. Budner                      ^ 2,654                 1,709                   1,343                91,000

Daniel D. Chabris(4)                      2,772                 1,847                   1,002                89,350

Wendy L. Gramm                            2,549                     0                       0                39,000

Kenneth T. King                           2,474                 1,878                   1,052                94,350

John W. McIntyre                          2,594                     0                       0               104,000

Larry Soll                                2,594                     0                       0                78,000
                                        -------                ------                  ------              --------



Total                                 ^ $24,158               $10,477                  $7,700              $797,800

% of Net Assets                    ^ 0.0032%(5)            0.0014%(5)                                    0.0046%(6)


     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees^ each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below and not compensation deferred at the election of the directors.


     (3)These figures represent the ^ Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in ^ this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the ^ respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of ^ Drs. Soll and Gramm, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Total as a percentage of the ^ Company's net assets as of August 31, ^ 1998.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1997.

     Messrs. Brady^ and Williamson, as "interested persons" of the Company and of the other funds in the INVESCO Complex, receive compensation as officers or employees of ^ INVESCO or its affiliated companies and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their service as directors.

     The boards of directors/trustees of the mutual funds managed by ^ INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon ^ termination of service as a director (normally at the retirement age of 72 ^ or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and INVESCO Treasurer's Series Trust Funds in a manner determined to be fair and equitable by the committee. The Company ^ began making payments to Mr. Chabris as of October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The ^ independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO funds. The deferred amounts are being invested in shares of all of the INVESCO funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO fund.

     The Company has an audit committee that is comprised of ^ four of the directors who are not interested persons of the Fund. The committee meets periodically with the ^ Company's independent accountants and officers to review accounting principles used by the ^ Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The ^ Company has a management liaison committee which meets quarterly with various management personnel of ^ INVESCO in order (a) to facilitate better understanding of management and operations of the ^ Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Company has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Company, and to review policies and procedures of the Company's adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

     The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Company. It monitors derivatives usage by the Company and the procedures utilized by the Company's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Company's board of directors.


HOW SHARES CAN BE PURCHASED


     The ^ shares of the Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. Net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange but may also be computed at other times. See "How Shares Are Valued."

     The Company has authorized one or more brokers to accept purchase orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     IDI acts as the Fund's distributor under a distribution agreement with the Company ^ and bears all expenses, including the costs of printing and distributing prospectuses, incident to ^ direct sales and distribution of the Fund's shares^ on a no-load basis.

     Distribution Plan. As ^ discussed in the section of the Fund's Prospectus entitled "How To Buy Shares - Distribution Expenses," the ^ Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. ^

     The Plan provides that the Fund may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of the Fund's shares to investors. Payment ^ by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended August 31, ^ 1998 the Fund made payments to ^ INVESCO (the predecessor of IDI as distributor of shares of the Fund) and IDI under the 12b-1 Plan in the amount of ^ $2,009,378. In addition, as of August 31, ^ 1998, $168,680 of additional distribution accruals had been incurred under the Plan for the Fund and will be paid to IDI during the fiscal year ended August 31, ^ 1999. As noted in the Prospectus, one type of expenditure ^ is the payment of compensation to securities companies^ and other financial institutions and organizations, which may include ^ INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Fund does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

     For the fiscal year ended August 31, ^ 1998, allocations of 12b-1 amounts paid by the Fund for the following categories of expenses were: advertising -- ^ $1,315,305; sales literature, printing and postage -- ^ $111,363; direct mail -- ^ $70,179; public relations/promotion -- ^ $133,079; compensation to securities dealers and other organizations -- ^ $195,565; marketing personnel --^ $183,887.

     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer-processable tapes of the Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.


     The initial Plan was approved on April 17, 1990, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Fund's payments thereunder. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumed all obligations related to distribution which were previously performed by INVESCO. The Plan was continued by action of the board of directors until May 15, 1999.

     The Plan provides that it shall continue in effect with respect to the Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the ^ Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to the Fund, without penalty, if a majority of the ^ independent directors, or shareholders of the ^ Company, vote to terminate the Plan. The ^ Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of the Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of the Fund's shares; however, the ^ Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the ^ Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the Fund, and all material amendments to the Plan must be approved by the board of directors of the ^ Company, including a majority of the ^ independent directors. Under the agreement implementing the

Plan, IDI or the ^ Company, the latter by vote of a majority of the ^ independent directors, or of the holders of a majority of the ^ Company's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Fund may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the ^ independent directors, by a vote cast in person at a meeting called for such purpose.


     Information regarding the services rendered under the Plan and the amounts paid therefor by the Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


     The only  directors  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the ^ Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the ^ Company listed herein under the section entitled "The Fund And Its Management - ^ Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Fund believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:


     (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objective of the Fund;

     (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes;


     (3) The positive effect which increased Fund assets will have on its revenues could allow ^ INVESCO and its affiliated companies:

          (a) To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel),


          (b) To increase the number and type of mutual funds available to investors from ^ INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


          (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

     (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


     As ^ discussed in the section of the Fund's Prospectus entitled ^"Fund Price And Performance," the net asset value of shares of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund plus its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund.^ Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at fair value as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the board of directors of the ^ Company will review the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's Board of Directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

     The value of securities held by the Fund and other assets used in computing net asset value generally is determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate ^ the Fund's net asset value on a particular day, the ^ Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rates of such currencies against the U.S. dollar provided by an approved pricing service.


FUND PERFORMANCE


     As ^ discussed in the section of the Fund's Prospectus entitled "Fund Price And Performance," the Company advertises the total return performance of the Fund. The average annual total return performance for the one-, five- and ten-year periods ended August 31, ^ 1998 was ^ 13.42%, 14.95% and ^ 15.82%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1 + ^ T) exponent n = ERV


where:            P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period.

     In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

     From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

         American Association of Individual Investors' Journal
         Banxquote
         Barron's
         Business Week
         CDA Investment Technologies
         CNBC
         CNN
         Consumer Digest
         Financial Times
         Financial World
         Forbes
         Fortune
         Ibbotson Associates, Inc.
         Institutional Investor
         Investment Company Data, Inc.
         Investor's Business Daily
         Kiplinger's Personal Finance
         Lipper Analytical Services, Inc.'s Mutual Fund Performance
           Analysis
         Money
         Morningstar
         Mutual Fund Forecaster
         No-Load Analyst
         No-Load Fund X
         Personal Investor
         Smart Money
         The New York Times
         The No-Load Fund Investor
         U.S. News and World Report
         United Mutual Fund Selector
         USA Today
         Wall Street Journal
         Wiesenberger Investment Companies Services
         Working Woman
         Worth

SERVICES PROVIDED BY THE FUND


     Periodic Withdrawal Plan. As described in the section of the Fund's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.


     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Policy. As discussed in the section of the Prospectus entitled "How To Buy Shares - ^ Exchange Policy," the Fund offers shareholders the ability to exchange shares of the Fund for shares of certain other mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to ^ INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This ^ ability is not an option or right to purchase securities ^ and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


     As described in the section of the Fund's Prospectus entitled "Fund Services," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES


     Normally, payments for shares redeemed will be mailed within seven ^ days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.

     The Company has authorized one or more brokers to accept redemption orders on the Fund's behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


     It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


     The ^ Company intends ^ to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The ^ Company so qualified for the taxable year ended August 31, ^ 1998, and intends ^ to qualify during its current taxable year. As a result, because the ^ Company intends to distribute all of its income and recognized gains, it is anticipated that the ^ Company will pay no federal income or excise taxes and that the Company will be accorded conduit or "pass through" treatment for federal income tax purposes.

     Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year.


     Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless how long a shareholder has held shares of the Fund. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains on the sale of securities held for more than ^ 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October of 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax ^ adviser as to the effect of ^ distributions by the Fund ^.

     All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain or increase any loss for tax purposes on any subsequent redemption of shares by the shareholder.

^ INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although neither ^ INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of the Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.


     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld ^ may be treated as an expense of the Fund.

     The Fund may invest in the stock of "passive foreign investment companies" ^("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.


         The Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, the Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


     Portfolio Turnover. There are no fixed limitations regarding the Fund's portfolio turnover. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended August 31, 1998, 1997^ and 1996 ^ were 153%, 286%^ and 207% ^, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing ^(a) the lesser of purchases or sales of portfolio securities for the fiscal year by ^(b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. The portfolio turnover rate increased in fiscal 1997 over 1996 and over fiscal 1995 primarily as a result of a restructuring of the Fund's portfolio that occurred during those years.

     Placement of Portfolio Brokerage. ^ INVESCO, as the Fund's investment adviser, ^ places orders for the purchase and sale of securities with brokers and dealers based upon ^ INVESCO's evaluation of ^ such brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. ^ INVESCO ^ evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriitng syndicate) paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, ^ INVESCO ^ also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by broker-dealers on transactions effected for other comparable institutional investors. While ^ INVESCO ^ seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, spread or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO ^ may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO ^ in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by ^ INVESCO ^ in servicing all of its accounts and not all such services may be used by ^ INVESCO ^ in connection with the Fund.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO ^, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

     Fund transactions may be effected through qualified ^ brokers and dealers that recommend the Fund to their clients, or ^ that act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, ^ INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified ^ brokers and dealers.


     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the ^"Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Fund through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in the Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the ^ directors of the Company have authorized the Fund to apply dollars generated from the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the ^ Company's directors have authorized the Fund to pay transfer agency fees to ^ INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in that Fund. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ INVESCO itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized ^ INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the Fund's credits. In the event that the transfer agency fee paid by the Fund to ^ INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in the Fund exceeds ^ the Services Fee applicable to that Fund, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the Fund. The ^ Company's board of directors has also authorized the Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan ^ as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


     The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended August 31, 1998, 1997^ and 1996 ^ were $2,574,626, $5,300,030^ and $2,703,470 ^, respectively. For the fiscal year ended August 31, ^ 1998, brokers providing research services received ^ $1,744,891 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was ^ $1,542,790,210. As a result of selling shares of the Fund, brokers received ^ $0.00 in commissions on portfolio transactions effected for the Fund during the fiscal year ended August 31, ^ 1998.

     At August 31, ^ 1998, the Fund held securities of its regular brokers or dealers, or their parents, as follows:


                                                  Value of Securities
Broker or Dealer                                         at ^ 8/31/98
----------------                                         ------------
^
General Electric Capital                                $28,328,000 ^

     INVESCO ^ does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between IFG^ or any person affiliated with ^ INVESCO ^ or the Fund and any broker or dealer that executes transactions for the Fund.


ADDITIONAL INFORMATION


     Common Stock. The Company has 200,000,000 authorized shares of common stock with a par value of $0.01 per share. These shares have been allocated to the Fund. As of August 31, ^ 1998, 145,122,757 of those shares were outstanding. All shares currently outstanding and being offered are of one class with equal rights as to voting, dividends and liquidation. All shares offered hereby, when issued, will be fully paid and nonassessable. Shares have no preemptive rights and are fully tradeable on the books of the Fund. The board of directors has the authority to designate additional series of common stock without seeking approval of shareholders, and may classify and reclassify any authorized but unissued shares.

     Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among series in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

      All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

      All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of September 30, ^ 1998, no entities held more than 5% of the outstanding securities of the Fund.

     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the ^ Company. The independent accountants are responsible for auditing the financial statements of the ^ Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the ^ Company. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under the contract with the ^ Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.

     Transfer Agent. The ^ Company is provided with transfer agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The ^ Company's fiscal year ends on August 31. The ^ Company distributes reports at least semiannually to its shareholders. Financial statements regarding the ^ Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C. is legal counsel for the ^ Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the ^ Company.

     Financial Statements. The ^ Company's audited financial statements and the notes thereto for the fiscal year ended August 31, ^ 1998, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements are incorporated herein by reference from the ^ Company's Annual Report to Shareholders for the fiscal year ended August 31, ^ 1998.

     Prospectus. The ^ Company will furnish, without charge, a copy of the Prospectus upon request. Such requests should be made to the ^ Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the ^ Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

BOND RATINGS

Description of Moody's corporate bond ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Rating Refinements: Moody's may apply the numerical modifier "1", for municipally-backed bonds, and modifiers "1", "2" and "3" for corporate-backed municipals. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's corporate bond ratings:

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Plus (+) or Minus (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's preferred stock ratings:

"aaa"--An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"--An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"--An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"--An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

"AAA"--This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

"AA"--A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

"A"--An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

"BBB"--An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.


     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered ^ broker-dealer which is a member of the exchange on which the option is traded.


     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.


     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the ^ OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts


     A ^ futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a ^ futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures ^ contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, ^ futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a ^ futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the ^ futures contract fluctuates, making positions in the ^ futures contract more or less valuable, a process known as "marking to market."

     A ^ futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a ^ futures contract, by in effect taking the opposite side of such ^ contract. At any time prior to the expiration of a ^ futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury ^ bonds, Treasury ^ notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury ^ bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.


Options on Futures Contracts


     An ^ option on a ^ futures contract provides the holder with the right to enter into a "long" position in the underlying ^ futures contract, in the case of a call option, or a "short" position in the underlying ^ futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of ^ futures contracts, such as payment of variation margin deposits. In addition, the writer of an ^ option on a ^ futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an ^ option on a ^ futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a ^ futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                            PART C. OTHER INFORMATION

Item 24.         Financial Statements and Exhibits

                 (a)     Financial Statements:
                                                                         Page in
                                                                      Prospectus
                                                                      ----------
                         (1)    Financial statements and schedules
                                included in Prospectus (Part A):

                                Financial Highlights for each              9
                                of the ten years in the period
                                ended August 31, ^ 1998.


                                                                         Page in
                                                                       Statement
                                                                        of Addi-
                                                                      tional In-
                                                                       formation
                                                                       ---------

                         (2)    The following audited financial
                                statements of INVESCO Growth Fund
                                and the notes thereto for the
                                fiscal year ended August 31, ^
                                1998 and the report of ^
                                PricewaterhouseCoopers LLP with
                                respect to such financial
                                statements, are incorporated in
                                the Statement of Additional
                                Information by reference from the
                                Company's Annual Report to
                                Shareholders for the fiscal year
                                ended August 31, ^ 1998; Statement
                                of Investment Securities as of
                                August 31, ^ 1998; Statement of
                                Assets and Liabilities as of
                                August 31, ^ 1998; Statement of
                                Operations for the year ended
                                August 31, ^ 1998; Statement of
                                Changes in Net Assets for each of
                                the two years ended August 31,
                                1998; Financial Highlights for
                                each of the five years in the
                                period ended August 31, ^ 1998.


                         (3)    Financial statements and schedules
                                included in Part C:

                                None: Schedules have been
                                omitted as all information has
                                been presented in the
                                financial statements.

                 (b)     Exhibits:

                         (1)    Articles of Restatement of the
                                Articles of Incorporation

                                (a) Articles of Amendment to
                                Articles of Restatement of the
                                Articles of Incorporation dated
                                November 17, ^ 1994.(1)

                                (b) Articles of Amendment of
                                Articles of Incorporation dated
                                October 28, 1998.

                         (2)    Amended Bylaws dated July 21, ^
                                1993.(1)


                         (3)    Not applicable.

                         (4)    Not required to be filed on EDGAR.

                         (5)    (a) Investment Advisory Agreement
                                between Registrant and INVESCO
                                Funds Group, Inc. dated February
                                28, 1997.(1) ^

                         (6)    (a) Distribution Agreement between
                                Registrant and INVESCO Funds
                                Group, Inc. dated February 28, ^
                                1997.(1)


                                (b) General Distribution Agreement
                                between Registrant and INVESCO
                                Distributors, Inc. dated September
                                30, ^ 1997.(1)

                         (7)    (a) Defined Benefit Deferred
                                Compensation Plan for
                                Non-Interested Directors and
                                Trustees.

                                (b) Amended Defined Benefit
                                Deferred Compensation Plan for
                                Non-Interested Directors and
                                Trustees.

                         (8)    Custody Agreement between
                                Registrant and State Street Bank
                                and Trust Company dated February
                                1, ^ 1980.(1)

                                (a) Amendment dated January 13,
                                1988 to Custody ^ Agreement.(1)

                                (b) Amendment date July 7, 1988
                                regarding delivery of securities
                                to Custoday Agreement.(1)

                                (c) Amendment dated July 7, 1988
                                regarding responsibility of
                                Custodian to Custody ^ Agreement.(1)

                                (d) Amendment dated October 25,
                                1995 to Custoday ^ Agreement.(1)


                         (9)    (a) Transfer Agency Agreement
                                between Registrant and INVESCO
                                Funds Group, Inc. dated February
                                28, ^ 1997.(1)

                                (b) Administrative Services
                                Agreement between Registrant and
                                INVESCO Funds Group, Inc., dated
                                February 28, ^ 1997.(1)

                         (10)   Opinion   and  consent  of  counsel  as  to  the
                                legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-^ assessable.(1)

                         (11)    Consent of Independent
                                 Accountants.

                         (12)    Not applicable.

                         (13)    Not applicable.

                         (14)    Copies of model plans used in the
                                 establishment of retirement plans
                                 as follows:

                                 (a) Non-standardized Profit
                                 Sharing Plan;

                                 (b) Non-standardized Money
                                 Purchase Pension Plan;

                                 (c) Standardized Profit Sharing
                                 Plan Adoption Agreement;

                                 (d) Standardized Money Purchase
                                 Pension Plan;

                                 (e) Non-standardized 401(k) Plan
                                 Adoption Agreement;

                                 (f) Standardized 401(k) Paired
                                 Profit Sharing Plan;

                                 (g) Standardized Simplified
                                 Profit Sharing Plan;

                                 (h) Defined Contribution Master
                                 Plan & Trust Agreement^.

                         ^(15)   (a) Plan and  Agreement of
                                 Distribution  dated
                                 April 16, 1990,  adopted
                                 pursuant to Rule 12b-1
                                 under the Investment Company
                                 Act of ^ 1940.(1)

                                 (b) Amendment of Plan and
                                 Agreement of Distribution dated
                                 July 19, ^ 1995.(1)

                                 (c) Amended Plan and Agreement of
                                 Distribution Pursuant to Rule
                                 12b-1 dted January 1, 1997.(1)

                                 (d) Amended Plan and Agreement
                                 of  Distribution
                                 between  Applicant  and
                                 INVESCO  Distributors,
                                 Inc.  adopted  pursuant to
                                 Rule 12b-1 under the
                                 Investment  Company Act of
                                 1940 dated September
                                 30, 1997.(1)

                         (16)    Schedule for computation of
                                 performance ^ data.(1)

                         (17)    Financial Data Schedule.

                         (18)    Not Applicable.


(1)Previously filed on EDGAR with Post-Effective Amendment No. 72 to the Registration Statement on October 29, 1997 and incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant

         No   person   is  presently  controlled  by  or  under  common  control
with Registrant.

Item 26. Number of Holders of Securities


                  Title of Class                                Number of Record
                  --------------                                   Holders as of
                  Common Stock                              September 30, ^ 1998
                                                            --------------------
                  Common Stock                                    ^ 40,468


Item 27. Indemnification

     Indemnification provisions for officers and directors and employees of Registrant are set forth in Article VII of the amended bylaws. See Item 24(b)(2) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also intends to maintain liability insurance policies covering its directors and officers.

Item 28. Business and Other Connections of Investment Adviser


     See "The Fund and Its Management" in the Fund's Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser^, INVESCO.

     Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO and who, with the exception of Richard W. Healey, have during the past two fiscal years, held positions with Institutional Trust Company, doing business as INVESCO Trust Company, an affiliate of INVESCO.


                                              Position
                                               with                   Principal Occupation and
      Name                                    Adviser                 Company Affiliation
      ----                                    -------                 -------------------
Dan J. Hesser                                 Chairman                Chairman
                                              and                     INVESCO Funds Group, Inc.
                                              Director                7800 East Union Avenue
                                                                      Denver, CO 80237
Mark H. Williamson                            Officer &               President & Chief
                                              Director                Executive Officer
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
William J. Galvin, Jr.                        Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Ronald L. Grooms                              Officer                 Senior Vice President &
                                                                      Treasurer
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Richard W. Healey                             Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Daniel B. Leonard                             Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Charles P. Mayer                              Officer &               Senior Vice President
                                              Director                INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Timothy J. Miller                             Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Donovan J. (Jerry) Paul                       Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237







                                              Position
                                               with                   Principal Occupation and
      Name                                    Adviser                 Company Affiliation
      ----                                    -------                 -------------------
Glen A. Payne                                 Officer                 Senior Vice President,
                                                                      Secretary & General
                                                                      Counsel
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
John R. Schroer, II                           Officer                 Senior Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Ingeborg S. Cosby                             Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Elroy E. Frye, Jr.                            Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Linda J. Gieger                               Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Mark D. Greenberg                             Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Gerard F. Hallaren, Jr.                       Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Richard R. Hinderlie                          Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Thomas M. Hurley                              Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Patricia F. Johnston                          Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237





                                              Position
                                               with                   Principal Occupation and
      Name                                    Adviser                 Company Affiliation
      ----                                    -------                 -------------------

James F. Lummanick                            Officer                 Vice President &
                                                                      Assistant General Counsel
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Thomas A. Mantone, Jr.                        Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Trent E. May                                  Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Frederick R. (Fritz)                          Officer                 Vice President
Meyer                                                                 INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Jeffrey G. Morris                             Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Laura M. Parsons                              Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Pamela J. Piro                                Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Gary L. Rulh                                  Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
John S. Segner                                Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Terry B. Smith                                Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237






                                              Position
                                               with                   Principal Occupation and
      Name                                    Adviser                 Company Affiliation
      ----                                    -------                 -------------------

Alan I. Watson                                Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Judy P. Wiese                                 Officer                 Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO  80237
Ronald C. Lively                              Officer                 Senior Regional Vice
                                                                      President
                                                                      INVESCO Funds Group, Inc.
                                                                      17406 Brown Road
                                                                      Odessa, FL 33556
Scott E. Stapley                              Officer                 Senior Regional Vice
                                                                      President
                                                                      INVESCO Funds Group, Inc.
                                                                      1615 Arch Bay Drive
                                                                      Newport Beach, CA 92660
David B. McElroy                              Officer                 Regional Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Ryland K. Pruett, Jr.                         Officer                 Regional Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      2337 Mirow Place
                                                                      Charlotte, NC 28270
Thomas H. Scanlan                             Officer                 Regional Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      12028 Edgepark Court
                                                                      Potomac, MD 20854
Michael D. Legoski                            Officer                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Stephen A. Moran                              Officer                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Donald R. Paddack                             Officer                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237






                                              Position
                                               with                   Principal Occupation and
      Name                                    Adviser                 Company Affiliation
      ----                                    -------                 -------------------

Kent T. Schmeckpeper                          Office                  Assistant Vice President
                                                                      Account Relationship
                                                                      Manager
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Tane' T. Tyler                                Officer                 Assistant Vice President
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237
Jeraldine E. Kraus                            Officer                 Assistant Secretary
                                                                      INVESCO Funds Group, Inc.
                                                                      7800 East Union Avenue
                                                                      Denver, CO 80237

Item 29.          Principal Underwriters


                  INVESCO Bond Funds, Inc.
                  INVESCO Combination Stock & Bond Funds, Inc.
                  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  ^ INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Sector Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO ^ Stock Funds, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

                  (b)

                                                     Positions and                        Positions and
Name and Principal                                   Offices with                         Offices with
Business Address                                     Underwriter                          Registrant
----------------                                     -----------                          ----------

William J. Galvin, Jr.                               Senior Vice                          Assistant
7800 E. Union Avenue                                 President &                          ^ Secretary
Denver, CO  80237                                    Assistant Secretary

Ronald L. Grooms                                     Senior Vice                          Treasurer,
7800 E. Union Avenue                                 President &                          Chief Fin'l
Denver, CO  80237                                    Treasurer                            Officer, and
                                                                                          Chief Acctg.
                                                                                          Off.

^ Richard W. Healey                                  Senior Vice
7800 E. Union Avenue                                 ^ President
Denver, CO  80237

Dan J. Hesser                                        Chairman of the
7800 E. Union Avenue                                 Board &
Denver, CO 80237                                     Director

^

Charles P. Mayer                                     Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                                        Senior Vice                          Secretary
7800 E. Union Avenue                                 President,
Denver, CO  80237                                    Secretary &
                                                     General Counsel

Judy P. Wiese                                        Vice President                       Asst. Treas.
7800 E. Union Avenue                                 & Asst. Treasurer
Denver, CO  80237

Mark H. Williamson                                   President,                           President,
7800 E. Union Avenue                                 Chief Executive                      CEO &
Denver, CO 80237                                     Officer &                            Director
                                                     Director


                  (c)      Not applicable.

Item 30. Location of Accounts and Records


                  ^ Mark H. Williamson
                  7800 E. Union Avenue
                  Denver, CO  80237


Item 31. Management Services

                  Not applicable.

Item 32. Undertakings

          (a) The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of
               Incorporation, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

          (b) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 30th day of October, ^ 1998.

Attest:                                          INVESCO Growth ^ Funds, Inc.

/s/ Glen A. Payne                                /s/ ^ Mark H. Williamson
-----------------------                          -------------------------------
Glen A. Payne, Secretary                         ^ Mark H. Williamson, President

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this 30th day of October, ^ 1998.

/s/ ^ Mark H. Williamson                         /s/ Lawrence H. Budner
------------------------                         -------------------------------
^ Mark H. Williamson, President &                Lawrence H. Budner, Director
Director, (Chief Executive Officer)

/s/ Ronald L. Grooms                             /s/ ^ Fred A. Deering
------------------------                         -------------------------------
Ronald L. Grooms, Treasurer                      ^ Fred A. Deering, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                            /s/ ^ Larry Soll
------------------------                         -------------------------------
^ Victor L. Andrews, Director                    Larry Soll, Director

/s/ Bob R. Baker                                 /s/ Kenneth T. King
------------------------                         -------------------------------
Bob R. Baker, Director                           Kenneth T. King, Director

/s/ Hubert L. Harris, Jr.                        /s/ ^ John W. McIntyre
------------------------                         -------------------------------
Hubert L. Harris, Jr.^, Director                 John W. McIntyre, Director

/s/ Charles W. Brady                             /s/ Wendy L. Gramm
------------------------                         -------------------------------
Charles W. Brady, Director                       Wendy L. Gramm, Director


By* ____________________                         By* /s/ Glen A. Payne
                                                     ---------------------------
    Edward F. O'Keefe                                Glen A. Payne
    Attorney in Fact                                 Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant ^ have been filed with the Securities and Exchange Commission on May 22, 1992, June 9, 1992, October 13, 1992, October 27, 1993, December 20,
1995 ^, December 24, 1996 and October 29, 1997.

                                  Exhibit Index

                                                                 Page in
     Exhibit Number                                       Registration Statement
     --------------                                       ----------------------

         1 ^(b)                                                     92
         7(b)                                                       94
         11                                                        102
         14(a)                                                     103
         14(b)                                                     141
         14(c)                                                     177
         14(d)                                                     210
         14(e)                                                     240
         14(f)                                                     294
         14(g)                                                     337
         14(h)                                                     346
         17                                                        449